UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _________)
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Ricebran Technologies
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Shareholders of
RICEBRAN TECHNOLOGIES

To Be Held On:
June 18, 2013 at 9:00 A.M. local time
Scottsdale Plaza Resort, 7200 North Scottsdale Road, Scottsdale, AZ 85253

COMPANY NUMBER
ACCOUNT NUMBER
CONTROLNUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 7, 2013.

Please visit http://www.ricebrantech.com/InvestorRelations, where the following materials are available for view:

● Proxy Statement
● Form of Electronic Proxy Card
● Annual Report to Shareholders

TO REQUEST MATERIAL:	TELEPHONE: 888-757-7731
E-MAIL: proxy2013@ricebrantech.com
WEBSITE: http://www.ricebrantech.com/InvestorRelations

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting of Shareholders.
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

The Board of Directors recommends a vote "FOR" the election of all nominees, "FOR" Proposals 2, 3, 4 and 6 and for "1 Year" for Proposal 5.

1. Election of Directors:	2.	To approve an amendment to our articles of incorporation to increase the authorized number of shares of common stock from 500,000,000 to 1,200,000,000;

NOMINEES: W. John Short David Goldman Baruch Halpern Henk W. Hoogenkamp Robert C. Schweitzer	3.
To approve amendments to our articles of incorporation that would effect a reverse stock split, pursuant to which either eighty, one hundred and twenty, one hundred and sixty or two hundred outstanding shares of our common stock would be combined into one share of such stock, and to authorize our board of directors, at their discretion, to select and file one such amendment which would effect the reverse stock split at one of these four reverse split ratios on or before June 18, 2014, if deemed appropriate;

	4.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

	5.	To vote, on an advisory basis, on the frequency of holding an advisory vote on executive compensation;

	6.	To ratify our appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2013; and

	7.	To transact such other business that is properly presented before the Annual Meeting or any adjournment or postponement thereof.
Please note that you cannot use this notice to vote by mail.